YIELD CALCULATION
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997

CLASS A

CORPORATE BOND SERIES = 5.95%

   [[(338,289.17 - 48,161.61) ]6 ]
2  [[--------------------------+ 1    ]     ] - 1
   [[(8,003,787.581)(7.40)    ]  ]


   [((    290,127.56       )  )6 ]
2  [((-------------------------+ 1    ]     ] - 1
   [((  59,228,028.0994    )  )  ]


2[((.004898484 + 1)6) - 1]


2[(1.029753192) - 1]


2(.029753192)


         =    .059506384 December 31, 1997, Corp. A


U.S. GOVERNMENT SERIES = 5.78%

   [[(42,077.44 - 3,957.08)   ]6 ]
2  [[-------------------------+ 1]     ] - 1
   [[(1,585,900.18)(5.05)     ]  ]


   [((     38,120.36       )   )6]
2  [((------------------------ ) + 1 )     ] - 1
   [((   8,008,795.909     )   ) ]


2[((.004759812 + 1)6) - 1]


2[(1.028900871) - 1]


2(.028900871)


         =    .057801743 December 31, 1997, Govt. A

                                YIELD CALCULATION
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997

CLASS A

LIMITED MATURITY BOND SERIES = 6.78%

   [[(32,957.49 - 859.21)     ]6 ]
2  [[--------------------------+ 1    ]     ] - 1
   [[(533,096.629)(10.81)     ]  ]


   [((     32,098.28       )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((   5,762,774.559     )   ) ]


2[((.005569934 + 1)6) - 1]


2[(1.033888439) - 1]


2(.033888439)


         =    .067776879 December 31, 1997, Limited Maturity Bond Series A


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) = 11.79%

   [[(50,927.97 - 5,311.21)   ]6 ]
2  [[--------------------------+ 1    ]     ] - 1
   [[(455,533.389)(10.44)     ]  ]


   [((     45,616.76       )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((  4,755,768.5811     )   ) ]


2[((.00959188 + 1)6) - 1]


2[(1.058949118]


2(.058949118)


         =    .117898235 December 31, 1997, Global High Yield A

                                YIELD CALCULATION
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

HIGH YIELD SERIES = 7.82%

   [[(37,012.50 - 3,282.71)   ]6 ]
2  [[-------------------------+ 1    ]     ] - 1
   [[(318,779.989)(16.49)     ]  ]


   [((     33,729.79       )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((     5,256.682       )   ) ]


2[((.006416555 + 1)6) - 1]


2[(1.039122223) - 1]


2(.039122223)


         =    .078244445 December 31, 1997, High Yield A

                                YIELD CALCULATION
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

CORPORATE BOND SERIES = 5.07%

   [[(38,383.15 - 11,472.51)  ]6 ]
2  [[--------------------------+ 1    ]     ] - 1
   [[ (908,127.042)(7.09)     ]  ]


   [((     26,910.64       )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((   6,438,620.728     )   ) ]


2[((.004179567 + 1)6) - 1]


2[(1.025340897) - 1]


2(.025340897)


         =    .050681793 December 31, 1997, Corp. B


U.S. GOVERNMENT SERIES = 4.83%

   [[(6,014.85 - 1,671.48)    ]6 ]
2  [[-------------------------+ 1    ]     ] - 1
   [[ (227,136.961)(4.80)     ]  ]


   [((     4,343.37        )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((   1,090,257.41      )   ) ]


2[((.003983802 + 1)6) - 1]


2[(1.024142142) - 1]


2(.024142142)


         =    .048284285 December 31, 1997, Govt. B

                                YIELD CALCULATION
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

LIMITED MATURITY BOND SERIES = 6.16%

   [[ (5,930.14 - 943.54)     ]6 ]
2  [[-------------------------+ 1    ]     ] - 1
   [[ (95,781.260)(10.27)     ]  ]


   [((     4,986.60        )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((    983,673.54       )   ) ]


2[((.005069367 + 1)6) - 1]


2[(1.030804294) - 1]


2(.030804294)


         =    .061608588 December 31, 1997, Limited Maturity B


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) = 11.45%

   [[(17,704.11 - 2,975.84)   ]6 ]
2  [[-------------------------+ 1    ]     ] - 1
   [[ (158,307.796)(9.98)     ]  ]


   [((     14,728.27       )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((   1,579,911.804     )   ) ]


2[((.00932221 + 1)6) - 1]


2[(1.057253132) - 1]


2(.057253132)


         =    .114506264 December 31, 1997, Global High Yield B

                                YIELD CALCULATION
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

HIGH YIELD SERIES = 7.10%

   [[(30,636.00 - 6,306.63)   ]6 ]
2  [[-------------------------+ 1    ]     ] - 1
   [[(266,193.888)(15.68)     ]  ]


   [((     24,329.67       )   )6]
2  [((---------------------) + 1 )     ] - 1
   [((     4,173.920       )   ) ]


2[((.005828917 + 1)6) - 1]


2[(1.035487124) - 1]


2(.035487124)


         =    .070974248 December 31, 1997, High Yield B

                          AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

CORPORATE BOND SERIES

1.   Average Total Return For 1 Year =                                +4.47%
                                                                     ----------


                    1000        (1+T) 1             =        1,044.75
                                (1+T) 1             =        (1.04475)1
                                  1+T               =         1.04475
                                    T               =          .0447

2.   Average Total Return For 5 Years =                               +5.10%
                                                                     ----------


                    1000        (1+T) 5             =        1,282.40
                                (1+T) 5             =         1.28240
                               ((1+T) 5)1/5         =        (1.28240)1/5
                                  1+T               =         1.0510
                                    T               =          .0510

3.   Average Total Return For 10 Years =                               +7.30%
                                                                      ----------


                    1000        (1+T) 10            =        2,022.19
                                (1+T) 10            =         2.02219
                               ((1+T) 10)1/10       =        (2.02219)1/10
                                  1+T               =         1.0730
                                    T               =          .0730

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

U.S. GOVERNMENT SERIES

1.   Average Annual Total Return For 1 Year =                           +4.12%
                                                                       ---------


                    1000        (1+T) 1             =        1,041.19
                                (1+T) 1             =        (1.04119)1
                                  1+T                         1.04119
                                    T               =          .0412

2.   Average Annual Total Return For 5 Years =                          +6.04%
                                                                       ---------


                    1000        (1+T) 5             =        1,340.96
                                (1+T) 5             =         1.34096
                               ((1+T) 5)1/5         =        (1.34096)1/5
                                  1+T               =         1.0604
                                    T               =          .0604

3.   Average Annual Total Return For 10 Years =                         +7.64%
                                                                       ---------


                    1000        (1+T) 10            =        2,087.37
                                (1+T) 10            =         2.08737
                               ((1+T) 10)1/10       =        (2.08737)1/10
                                  1+T               =         1.0764
                                    T               =          .0764

                          AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

LIMITED MATURITY BOND SERIES

1.   Average Annual Total Return For 1 Year =                          +3.76%
                                                                      ----------


                    1000    (1+T) 1                 =        1,037.55
                            (1+T) 1                 =        (1.03755)1
                              1+T                   =         1.03755
                                T                   =          .0376

2.   Average Annual Total Return Since Inception (January 17, 1995) =   +6.29%
                                                                       ---------


                    1000    (1+T) 2.9534            =        1,197.34
                            (1+T) 2.9534            =         1.19734
                           ((1+T) 2.9534)1/2.9534   =        (1.0629)1/2.9534
                            (1+T)                   =         1.0629
                                T                   =          .0629

                          AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)

1.   Average Annual Total Return For 1 Year =                          -0.43%
                                                                      ----------


                    1000     (1+T) 1                =          995.71
                             (1+T) 1                =         (.99571)1
                              1+T                   =          .99571
                                T                   =         (.0043)

2.   Average Annual Total Return Since Inception (June 1, 1995) =      +7.04%
                                                                      ----------


                    1000    (1+T) 2.5863            =        1,192.45
                            (1+T) 2.5863            =         1.19245
                           ((1+T) 2.5863)1/2.5863   =        (1.0704)2.5863
                            (1+T)                   =         1.0704
                               T                    =          .0704

                          AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

HIGH YIELD SERIES

1.   Average Annual Total Return For 1 Year =                          +7.25%
                                                                      ----------


                    1000        (1+T) 1             =        1,072.48
                                (1+T) 1             =        (1.07248)1
                                  1+T               =         1.07248
                                    T               =          .0725

2.   Average Annual Total Return Since Inception (August 5, 1996) =     +8.94%
                                                                       ---------


                    1000        (1+T) 1.408         =        1,127.87
                                (1+T) 1.408         =         1.12787
                               ((1+T) 1.408)1/1.408 =        (1.12787)1/1.408
                                (1+T)               =         1.0894
                                    T               =          .0894

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

EMERGING MARKETS TOTAL RETURN SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) =      -10.11%
                                                                       ---------


                    1000        (1+T) 1             =          898.89
                                (1+T) 1             =         (.89889)1
                                  1+T               =          .8989
                                    T               =         (.1011)

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS A

GLOBAL ASSET ALLOCATION SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) =       -5.73%
                                                                       ---------


                    1000        (1+T) 1             =          942.67
                                (1+T) 1             =         (.94267)1
                                  1+T               =          .94267
                                    T               =         (.0573)

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

CORPORATE BOND SERIES

1.   Average Annual Total Return For 1 Year =                           +3.74%
                                                                      ----------


                    1000        (1+T) 1             =        1,037.41
                                (1+T) 1             =        (1.03741)1
                                  1+T               =         1.03741
                                    T               =          .0374

2.   Average Annual Total Return Since Inception (October 19, 1993) =   +1.85%
                                                                       ---------


                    1000        (1+T) 4.2           =        1,080.23
                                (1+T) 4.2           =         1.08023
                               ((1+T) 4.2)1/4.2     =        (1.0185)1/4.2
                                  1+T               =         1.0185
                                    T               =          .0185

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

U.S. GOVERNMENT SERIES

1.   Average Annual Total Return For 1 Year =                           +2.86%
                                                                      ----------


                    1000        (1+T) 1             =        1,028.64
                                (1+T) 1             =        (1.02864)1
                                  1+T               =         1.02864
                                    T               =          .0286

2.   Average Annual Total Return Since Inception (October 19, 1993) =   +3.38%
                                                                       ---------


                    1000        (1+T) 4.2           =        1,149.99
                                (1+T) 4.2           =         1.14999
                               ((1+T) 4.2)1/4.2     =        (1.0338)1/4.2
                                  1+T               =         1.0338
                                    T               =          .0338

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

LIMITED MATURITY BOND SERIES

1.   Average Annual Total Return For 1 Year =                           +2.70%
                                                                      ----------


                    1000        (1+T) 1             =        1,027.05
                                (1+T) 1             =        (1.02705)1
                                  1+T               =         1.02705
                                    T               =          .0270

2.   Average Annual Total Return Since Inception (January 17, 1995) =   +5.79%
                                                                       ---------


                    1000     (1+T) 2.9534           =        1,180.78
                             (1+T) 2.9534           =         1.18078
                            ((1+T) 2.9534)1/2.9534  =        (1.0579)1/2.9534
                               1+T                  =         1.0579
                                 T                  =          .0579

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES

1.   Average Annual Total Return For 1 Year =                           -1.44%
                                                                      ----------


                    1000        (1+T) 1             =          985.62
                                (1+T) 1             =         (.98562)1
                                  1+T               =          .98562
                                    T               =         (.0144)

2.   Average Annual Total Return Since Inception (June 1, 1995) =       +6.78%
                                                                       ---------


                    1000    (1+T) 2.5863            =        1,184.88
                            (1+T) 2.5863            =         1.18488
                           ((1+T) 2.5863)1/2.5863   =        (1.0678)2.5863
                              1+T                   =         1.0678
                                T                   =          .0678

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

HIGH YIELD SERIES

1.   Average Annual Total Return For 1 Year =                           +6.45%
                                                                      ----------


                    1000        (1+T) 1             =        1,064.47
                                (1+T) 1             =        (1.06447)1
                                  1+T               =         1.06447
                                    T               =          .0645

2.   Average Annual Total Return Since Inception (August 5, 1996) =     +9.02%
                                                                       ---------


                    1000        (1+T) 1.408         =        1,129.11
                                (1+T) 1.408         =         1.12911
                               ((1+T) 1.408)1/1.408 =        (1.12911)1/1.408
                                (1+T)               =         1.0902
                                    T               =          .0902

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

EMERGING MARKETS TOTAL RETURN SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) =       -10.75%
                                                                       ---------


                    1000        (1+T) 1             =          892.47
                                (1+T) 1             =         (.89247)1
                                  1+T               =          .89247
                                    T               =         (.1075)

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997


CLASS B

GLOBAL ASSET ALLOCATION SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) =       -6.43%
                                                                       ---------


                    1000        (1+T) 1             =          935.66
                                (1+T) 1             =         (.93566)1
                                  1+T               =          .93566
                                    T               =         (.0643)

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                       (WITHOUT DEDUCTION OF SALES CHARGE)


CLASS A

CORPORATE BOND SERIES

1.   Average Total Return For 1 Year =                                +9.65%
                                                                     ----------


                    1000        (1+T) 1             =        1,096.45
                                (1+T) 1             =        (1.09645)1
                                  1+T               =         1.09645
                                    T               =          .0965

2.   Average Total Return For 5 Years =                               +6.12%
                                                                     ----------


                    1000        (1+T) 5             =        1,345.53
                                (1+T) 5             =         1.34553
                               ((1+T) 5)1/5         =        (1.34553)1/5
                                  1+T               =         1.0612
                                    T               =          .0612

3.   Average Total Return For 10 Years =                              +7.82%
                                                                     ----------


                    1000        (1+T) 10            =        2,123.56
                                (1+T) 10            =         2.12356
                               ((1+T) 10)1/10       =        (2.12356)1/10
                                  1+T               =         1.0782
                                    T               =          .0782

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                       (WITHOUT DEDUCTION OF SALES CHARGE)


CLASS A

U.S. GOVERNMENT SERIES

1.   Average Annual Total Return For 1 Year =                          +9.19%
                                                                      ----------


                    1000        (1+T) 1             =        1,091.92
                                (1+T) 1             =        (1.09192)1
                                  1+T                         1.09192
                                    T               =          .0919

2.   Average Annual Total Return For 5 Years =                         +7.08%
                                                                      ----------


                    1000        (1+T) 5             =        1,407.48
                                (1+T) 5             =         1.40748
                               ((1+T) 5)1/5         =        (1.40748)1/5
                                  1+T               =         1.0708
                                    T               =          .0708

3.   Average Annual Total Return For 10 Years =                        +8.16%
                                                                      ----------


                    1000        (1+T) 10            =        2,191.74
                                (1+T) 10            =         2.19174
                               ((1+T) 10)1/10       =        (2.19174)1/10
                                  1+T               =         1.0816
                                    T               =          .0816

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                       (WITHOUT DEDUCTION OF SALES CHARGE)


CLASS A

LIMITED MATURITY BOND SERIES

1.   Average Annual Total Return For 1 Year =                          +8.97%
                                                                      ----------


                    1000        (1+T) 1             =        1,089.74
                                (1+T) 1             =        (1.08974)1
                                  1+T               =         1.08974
                                    T               =          .0897

2.   Average Annual Total Return Since Inception (January 17, 1995) =   +8.06%
                                                                       ---------


                    1000        (1+T) 2.9534        =        1,257.21
                                (1+T) 2.9534        =         1.25721
                               ((1+T)2.9534)1/2.9534=        (1.0806)1/2.9534)
                                (1+T)               =         1.0806
                                    T               =          .0806

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                       (WITHOUT DEDUCTION OF SALES CHARGE)


CLASS A

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)

1.   Average Annual Total Return For 1 Year =                          +4.57%
                                                                      ----------


                    1000        (1+T) 1             =        1,045.69
                                (1+T) 1             =        (1.04569)1
                                  1+T               =         1.04569
                                    T               =         (.0457)

2.   Average Annual Total Return Since Inception (June 1, 1995) =      +8.29%
                                                                      ----------


                    1000        (1+T) 2.5863         =        1,228.71
                                (1+T) 2.5863         =         1.22871
                               ((1+T) 2.5863)1/2.5863=        (1.0829)2.5863
                                (1+T)                =         1.0829
                                    T                =          .0829

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                       (WITHOUT DEDUCTION OF SALES CHARGE)


CLASS A

HIGH YIELD SERIES

1.   Average Annual Total Return For 1 Year =                          +12.57%
                                                                      ----------


                    1000        (1+T) 1             =        1,125.69
                                (1+T) 1             =        (1.12569)1
                                  1+T               =         1.12569
                                    T               =          .1257

2.   Average Annual Total Return Since Inception (August 5, 1996) =    -13.66%
                                                                       ---------


                    1000        (1+T) 1.408         =        1,184.26
                                (1+T) 1.408         =         1.18426
                               ((1+T) 1.408)1/1.408 =        (1.18426)1/1.408
                                  1+T               =         1.1366
                                    T               =          .1366

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                       (WITHOUT DEDUCTION OF SALES CHARGE)


CLASS A

EMERGING MARKETS TOTAL RETURN SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) = +15.27%

                    1000        (1+T) .370          =        1,054.00
                                (1+T) .370          =         1.05400
                               ((1+T) .370)1/.370   =        (1.05400)1/.370
                                (1+T)               =         1.1527
                                    T               =          .1527

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                       (WITHOUT DEDUCTION OF SALES CHARGE)


CLASS A

GLOBAL ASSET ALLOCATION SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) =       -1.02%
                                                                       ---------


                    1000        (1+T) 1             =          989.81
                                (1+T) 1             =         (.98981)1
                                  1+T               =          .98981
                                    T               =         (.0102)

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                                 (WITHOUT CDSC)


CLASS B

CORPORATE BOND SERIES

1.   Average Total Return For 1 Year =                                +8.74%
                                                                     ----------


                    1000        (1+T) 1             =        1,087.40
                                (1+T) 1             =        (1.08740)1
                                  1+T               =         1.08740
                                    T               =          .0874

2.   Average Total Return Since Inception (October 19, 1993) =        +2.52%
                                                                     ----------


                    1000        (1+T) 4.2           =        1,110.23
                                (1+T) 4.2           =         1.11023
                               ((1+T) 4.2)1/4.2     =        (1.0252)1/4.2
                                  1+T               =         1.0252
                                    T               =          .0252

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                                 (WITHOUT CDSC)


CLASS B

U.S. GOVERNMENT SERIES

1.   Average Annual Total Return For 1 Year =                          +7.86%
                                                                      ---------


                    1000        (1+T) 1             =        1,078.64
                                (1+T) 1             =        (1.07864)1
                                  1+T                         1.07864
                                    T               =          .0786

2.   Average Annual Total Return Since Inception (October 19, 1993) =  +4.02%
                                                                      ---------


                    1000        (1+T) 4.2           =        1,179.99
                                (1+T) 4.2           =         1.17999
                               ((1+T) 4.2)1/4.2     =        (1.0402)1/4.2
                                  1+T               =         1.0402
                                    T               =          .0402

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                                 (WITHOUT CDSC)


CLASS B

LIMITED MATURITY BOND SERIES

1.   Average Annual Total Return For 1 Year =                          +7.70%
                                                                      ----------


                    1000        (1+T) 1             =        1,077.05
                                (1+T) 1             =        (1.07705)1
                                  1+T               =         1.07705
                                    T               =          .0770

2.   Average Annual Total Return Since Inception (January 17, 1995) =   +6.99%
                                                                       ---------


                    1000        (1+T) 2.9534          =        1,220.78
                                (1+T) 2.9534          =         1.22078
                               ((1+T) 2.9534)1/2.9534 =        (1.0699)1/2.9534
                                (1+T)                 =         1.0699
                                    T                 =          .0699

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                                 (WITHOUT CDSC)


CLASS B

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)

1.   Average Annual Total Return For 1 Year =                           +3.56%
                                                                      ----------


                    1000        (1+T) 1             =        1,035.62
                                (1+T) 1             =        (1.03562)1
                                  1+T               =         1.03562
                                    T               =          .0356

2.   Average Annual Total Return Since Inception (June 1, 1995) =      +8.16%
                                                                      ----------


                    1000    (1+T) 2.5863            =        1,224.88
                            (1+T) 2.5863            =         1.22488
                           ((1+T) 2.5863)1/2.5863
  =        (1.0816)2.5863
                            (1+T)                   =         1.0816
                                T                   =          .0816

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                                 (WITHOUT CDSC)


CLASS B

HIGH YIELD SERIES

1.   Average Annual Total Return For 1 Year =                          +11.45%
                                                                      ----------


                    1000        (1+T) 1             =        1,114.47
                                (1+T) 1             =        (1.11447)1
                                  1+T               =         1.11447
                                    T               =          .1145

2.   Average Annual Total Return Since Inception (August 5, 1996) =    +11.76%
                                                                      ----------


                    1000        (1+T) 1.408         =        1,169.11
                                (1+T) 1.408         =         1.16911
                               ((1+T) 1.408)1/1.408 =        (1.16911)1/1.408
                                (1+T)               =         1.1176
                                    T               =          .1176

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                                 (WITHOUT CDSC)


CLASS B

EMERGING MARKETS TOTAL RETURN SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) =       -6.06%
                                                                       ---------


                    1000        (1+T) 1             =          939.44
                                (1+T) 1             =         (.93944)1
                                  1+T               =          .93944
                                    T               =         (.0606)

                           AVERAGE ANNUAL TOTAL RETURN
                              SECURITY INCOME FUND
                             AS OF DECEMBER 31, 1997
                                 (WITHOUT CDSC)


CLASS B

GLOBAL ASSET ALLOCATION SERIES

1.   Average Annual Total Return Since Inception (May 19, 1997) =        -6.43%
                                                                       ---------


                    1000        (1+T) 1             =          935.66
                                (1+T) 1             =         (.93566)1
                                  1+T               =          .93566
                                    T               =         (.0643)

                             AGGREGATE TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

CORPORATE BOND SERIES

For the period of December 31, 1987 to December 31, 1997 (with deduction of sales charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    2,022.19
                                        -----------
      Net Increase In Value         =   $1,022.19

Total Return
-                net increase       =    1,022.19    =    102.2%
              --------------------      -----------
              initial investment    =    1,000.00


U.S. GOVERNMENT SERIES

For the period of December 31, 1987 to December 31, 1997 (with deduction of sales charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    2,087.57
                                        -----------
      Net Increase In Value         =   $1,087.37

Total Return
-                net increase       =    1,087.37    =    108.7%
              --------------------      -----------
              initial investment    =    1,000.00


LIMITED MATURITY BOND SERIES

For the period of January 17, 1995 to December 31, 1997 (with deduction of sales charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,197.34
                                        -----------
      Net Increase In Value         =   $   197.34

Total Return
-                net increase       =      197.34    =    19.7%
              --------------------      -----------
              initial investment    =    1,000.00

                             AGGREGATE TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)

For the period of June 1, 1995 to December 31, 1997 (with deduction of sales charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,192.45
                                        -----------
      Net Increase In Value         =   $   192.45

Total Return
-                net increase       =      192.45    =    19.25%
              --------------------      -----------
              initial investment    =    1,000.00


HIGH YIELD SERIES

For the period of August 5, 1996 to December 31, 1997 (with deduction of sales charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,072.48
                                        -----------
      Net Increase In Value         =   $   72.48

Total Return
-                net increase       =       72.48    =    7.25%
              --------------------      -----------
              initial investment    =    1,000.00


EMERGING MARKETS TOTAL RETURN SERIES

For the period of May 19, 1997 to December 31, 1997 (with deduction of sales charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      898.89
                                        -----------
      Net Decrease In Value         =   $ (101.11)

Total Return
-                net decrease       =     (101.11)   =    (10.11)%
              --------------------      -----------
              initial investment    =    1,000.00

                             AGGREGATE TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

GLOBAL ASSET ALLOCATION SERIES

For the period of May 19, 1997 to December 31, 1997 (with deduction of sales charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      942.67
                                        -----------
      Net Decrease In Value         =   $  (57.33)

Total Return
-                net decrease       =      (57.33)   =    (5.73)%
              --------------------      -----------
              initial investment    =    1,000.00

                             AGGREGATE TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

CORPORATE BOND SERIES

For the period of October 19, 1993 to December 31, 1997 (with deduction of 3% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,080.23
                                        -----------
      Net Increase In Value         =   $   80.23

Total Return
-                net increase       =       80.23    =    8.0%
              --------------------      -----------
              initial investment    =    1,000.00


U.S. GOVERNMENT SERIES

For the period of October 19, 1993 to December 31, 1997 (with deduction of 3% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,149.99
                                        -----------
      Net Increase In Value         =   $   149.99

Total Return
-                net increase       =      149.99    =    15.0%
              --------------------      -----------
              initial investment    =    1,000.00


LIMITED MATURITY BOND SERIES

For the period of January 17, 1995 to December 31, 1997 (with deduction of 4% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,180.78
                                        -----------
      Net Increase In Value         =   $   180.78

Total Return
-                net increase       =      180.78    =    18.1%
              --------------------      -----------
              initial investment    =    1,000.00

                             AGGREGATE TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)

For the period of June 1, 1995 to December 31, 1997 (with deduction of 4% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,184.88
                                        -----------
      Net Increase In Value         =   $   184.88

Total Return
-                net increase       =      184.88    =    18.5%
              --------------------      -----------
              initial investment    =    1,000.00


HIGH YIELD SERIES

For the period of August 5, 1996 to December 31, 1997 (with deduction of 5% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,119.11
                                        -----------
      Net Increase In Value         =   $   119.11

Total Return
-                net increase       =      119.11    =    11.9%
              --------------------      -----------
              initial investment    =    1,000.00


HIGH YIELD SERIES

For the period of August 5, 1996 to December 31, 1997 (without deduction of 5% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,169.11
                                        -----------
      Net Increase In Value         =   $1,169.11

Total Return
-                net increase       =      169.11    =    16.91%
              --------------------      -----------
              initial investment    =    1,000.00

                             AGGREGATE TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

EMERGING MARKETS TOTAL RETURN SERIES

For the period of May 19, 1997 to December 31, 1997 (with deduction of 5% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      892.47
                                        -----------
                                        $
      Net Decrease In Value         =     (107.53)

Total Return
-                net decrease       =     (107.53)   =    (10.75)%
              --------------------      -----------
              initial investment    =    1,000.00


EMERGING MARKETS TOTAL RETURN SERIES

For the period of May 19, 1997 to December 31, 1997 (without deduction of 5% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      939.44
                                        -----------
                                        $
      Net Decrease In Value         =      (60.56)

Total Return
-                net decrease       =      (60.56)   =    (6.06)%
              --------------------      -----------
              initial investment    =    1,000.00


GLOBAL ASSET ALLOCATION SERIES

For the period of May 19, 1997 to December 31, 1997 (with deduction of 5% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      935.65
                                        -----------
                                        $
      Net Decrease In Value         =      (64.35)

Total Return
-                net decrease       =      (64.35)   =    (6.43)%
              --------------------      -----------
              initial investment    =    1,000.00

                             AGGREGATE TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

GLOBAL ASSET ALLOCATION SERIES

For the period of May 19, 1997 to December 31, 1997 (without deduction of 5% CDSC charge)

      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      982.00
                                        -----------
      Net Decrease In Value         =     $(15.10)

Total Return
-                net decrease       =      (15.10)   =    (1.51)%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

CORPORATE BOND SERIES

Quotation of Total Return for the Period of December 31, 1987, through December 31, 1997 (without deduction of the sales charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1    1,065   -   1,000     =      65        65   /    1,000     =    6.5%
Year 2    1,171   -   1,065     =     106       106   /    1,065     =   10.0%
Year 3    1,247   -   1,171     =      76        76   /    1,171     =    6.5%
Year 4    1,449   -   1,247     =     202       202   /    1,247     =   16.2%
Year 5    1,578   -   1,449     =     129       129   /    1,449     =    8.9%
Year 6    1,795   -   1,578     =     217       217   /    1,578     =   13.8%
Year 7    1,647   -   1,795     =    (148)     (148)  /    1,795     =   (8.2)%
Year 8    1,947   -   1,647     =     300       300   /    1,647     =   18.2%
Year 9    1,937   -   1,947     =     (10)      (10)  /    1,947     =   (0.5)%
Year 10   2,123   -   1,937     =     186       186   /    1,937     =    9.6%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    2,123.00
                                        -----------
      Net Increase In Value         =   $1,123.00

Total Return
-                net increase       =    1,123.00    =    112.3%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

U.S. GOVERNMENT SERIES

Quotation of Total Return for the Period of December 31, 1987, through December 31, 1997 (without deduction of the sales charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1    1,062   -   1,000     =      62        62   /    1,000     =    6.2%
Year 2    1,187   -   1,062     =     125       125   /    1,062     =   11.8%
Year 3    1,304   -   1,187     =     117       117   /    1,187     =    9.8%
Year 4    1,483   -   1,304     =     179       179   /    1,304     =   13.8%
Year 5    1,557   -   1,483     =      74        74   /    1,483     =    5.0%
Year 6    1,741   -   1,557     =     184       184   /    1,557     =   11.8%
Year 7    1,627   -   1,741     =    (114)     (114)  /    1,741     =   (6.5)%
Year 8    1,982   -   1,627     =     355       355   /    1,627     =   21.8%
Year 9    2,007   -   1,982     =      25        25   /    1,982     =    1.3%
Year 10   2,192   -   2,007     =     185       185   /    2,007     =    9.2%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    2,192.00
                                        -----------
      Net Increase In Value         =   $1,192.00

Total Return
-                net increase       =    1,192.00    =    119.2%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

LIMITED MATURITY BOND SERIES

Quotation of Total Return for the Period of January 17, 1995 (date of inception) through December 31, 1997 (without deduction of the sales charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1    1,130   -   1,000     =     130       130   /    1,000     =   13.0%
Year 2    1,154   -   1,130     =      24        24   /    1,130     =    2.1%
Year 3    1,257   -   1,154     =     103       103   /    1,154     =    9.0%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,257.00
                                        -----------
      Net Increase In Value         =   $   257.00

Total Return
-                net increase       =      257.00    =    25.7%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)

Quotation of Total Return for the Period of June 1, 1995, (date of inception) through December 31, 1997 (without deduction of the sales charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1    1,073   -   1,000     =      73        73   /    1,000     =    7.3%
Year 2    1,197   -   1,073     =     124       124   /    1,073     =   11.6%
Year 3    1,252   -   1,197     =      55        55   /    1,197     =    4.6%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,252.00
                                        -----------
      Net Increase In Value         =   $   252.00

Total Return
-                net increase       =      252.00    =    25.2%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

EMERGING MARKETS TOTAL RETURN SERIES

Quotation of Total Return for the Period of May 19, 1997, (date of inception) through December 31, 1997 (without deduction of the sales charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1      944   -   1,000     =     (56)      (56)  /    1,000     =   (5.6)%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      944.00
                                        -----------
      Net Increase In Value         =   $  (56.00)

Total Return
-                net increase       =      (56.00)   =    (5.6)%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS A

GLOBAL ASSET ALLOCATION SERIES

Quotation of Total Return for the Period of May 19, 1997, (date of inception) through December 31, 1997 (without deduction of the sales charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1      990   -   1,000     =     (10)      (10)  /    1,000     =   (1.0)%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      990.00
                                        -----------
      Net Increase In Value         =   $  (10.00)

Total Return
-                net increase       =      (10.00)   =    (1.0)%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

CORPORATE BOND SERIES

Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1997 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1      970   -   1,000     =     (30)      (30)  /    1,000     =   (3.0%)
Year 2      883   -     970     =     (87)      (87)  /      970     =   (9.0%)
Year 3    1,035   -     883     =     152       152   /      883     =   17.2%
Year 4    1,020   -   1,035     =     (15)      (15)  /    1,035     =   (1.5%)
Year 5    1,110   -   1,020     =      90        90   /    1,020     =    8.9%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,110.00
                                        -----------
      Net Increase In Value         =   $  110.00

Total Return
-                net increase       =      110.00    =    11.0%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

U.S. GOVERNMENT SERIES

Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1997 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1      977   -   1,000     =     (23)      (23)  /    1,000     =   (2.3%)
Year 2      904   -     977     =     (73)      (73)  /      977     =   (7.5%)
Year 3    1,094   -     904     =     190       190   /      904     =   21.0%
Year 4    1,094   -   1,094     =       0         0   /    1,094     =    0.0%
Year 5    1,180   -   1,094     =      86        86   /    1,094     =    7.9%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,180.00
                                        -----------
      Net Increase In Value         =   $   180.00

Total Return
-                net increase       =      180.00    =    18.0%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

LIMITED MATURITY BOND SERIES

Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1997 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1    1,122   -   1,000     =     122       122   /    1,000     =   12.2%
Year 2    1,133   -   1,122     =      11        11   /    1,122     =    1.1%
Year 3    1,221   -   1,133     =      88        88   /    1,133     =    7.8%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,221.00
                                        -----------
      Net Increase In Value         =   $   221.00

Total Return
-                net increase       =      221.00    =    22.1%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)

Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1997 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1    1,069   -   1,000     =      69        69   /    1,000     =    6.9%
Year 2    1,183   -   1,069     =     114       114   /    1,069     =   10.7%
Year 3    1,225   -   1,183     =      42        42   /    1,183     =    3.6%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =    1,225.00
                                        -----------
      Net Increase In Value         =   $   225.00

Total Return
-                net increase       =      225.00    =    22.5%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

EMERGING MARKETS TOTAL RETURN SERIES

Quotation of Total Return for the Period of May 19, 1997, (date of inception) through December 31, 1997 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1      939   -   1,000     =     (61)      (61)  /    1,000     =   (6.1)%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      939.00
                                        -----------
                                        $
      Net Increase In Value         =      (61.00)

Total Return
-                net increase       =      (61.00)   =    (6.1)%
              --------------------      -----------
              initial investment    =    1,000.00

                                  TOTAL RETURN
                              SECURITY INCOME FUND


CLASS B

ASSET ALLOCATION SERIES

Quotation of Total Return for the Period of May 19, 1997, (date of inception) through December 31, 1997 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00


          Ending     Beginning     Increase  Increase     Beginning        %
          VALUE        VALUE       IN VALUE  IN VALUE       VALUE       INCREASE
          ------     ---------     --------  --------     ---------     --------
Year 1      985   -   1,000     =     (15)      (15)  /    1,000     =   (1.5)%


      Initial Investment            =   $1,000.00
      Ending Value Of Investment    =      985.00
                                        -----------
                                        $
      Net Increase In Value         =      (15.00)

Total Return
-                net increase       =      (15.00)   =    (1.5)%
              --------------------      -----------
              initial investment    =    1,000.00